UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2017

RigNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35003	76-0677208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15115 Park Row Blvd, Suite 300 Houston, Texas		77084-4947
(Address of principal executive offices)		(Zip Code)

(281) 674-0100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company    ☐

If an emerging growth, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act    ☐

Item 8.01.	Other Events

On October 30, 2017, RigNet, Inc. (the “Company”) announced that Brad Eastman has been appointed as its Senior Vice President and General Counsel effective immediately. Prior to joining the Company, Mr. Eastman most recently served as general counsel for the Cameron Group of Schlumberger Limited. Mr. Eastman succeeds William D. Sutton, who, as previously reported, retired from the Company on June 23, 2017. A copy of the press release announcing Mr. Eastman’s appointment is filed with this Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release by RigNet, Inc., dated October 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.

Date: October 30, 2017	By:	/s/ Charles E. Schneider
	Name:	Charles E. Schneider
	Title:	Senior Vice President & Chief Financial Officer